Filed under Rule 497(e)
Registration No. 033-52742

SunAmerica Series Trust

SA AB Growth Portfolio

(the “Portfolio”)

Supplement dated August 4, 2026

to the Portfolio’s Statement of Additional Information (“SAI”)

dated May 1, 2026, as supplemented and amended to date

Effective immediately, in the table under the section entitled “Portfolio Managers – Other Accounts,” the information pertaining to AllianceBernstein is deleted in its entirety and replaced with the following:

Adviser/ Subadviser	Portfolio Managers	Other Accounts (As of January 31, 2026)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
Alliance- Bernstein	Fogarty, John H., CFA	8	$31,203	26	$60,755	3,262	$15,915
	Lisser, Joshua	34	$44,507	10	$1,972	70	$36,073
	MacGregor, James	10	$3,387	47	$2,038	52	$6,224
	Sklar, Ben	34	$44,507	10	$1,972	63	$34,005
	Thapar, Vinay, CFA	8	$31,203	26	$60,755	3,262	$15,915
	Singhvi, Shri, CFA	6	$2,988	5	$587	21,486	$19,514
	Turenchalk, Erik	8	$3,366	42	$1,392	52	$6,224

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SASTSAI-SUP6 (7/26)